CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - CNY (¥) ¥ in Thousands	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
Net sales	¥ 50,107	¥ 39,787
Cost of goods sold	(56,610)	(38,848)
Gross profit (loss)	(6,503)	939
Other income	7,154	9,767
Selling and distribution expenses	(3,219)	(5,203)
Administrative expenses	(17,196)	(14,708)
Bad debt expense	(49,827)	(101,800)
Finance costs	(1,094)	(418)
Other expenses	(77)	0
Loss before taxation	(70,762)	(111,423)
Income tax expense	7	85
Loss attributable to shareholders	(70,769)	(111,508)
Other comprehensive loss
Exchange differences on translation of financial statements of foreign operations	76	(91)
Total comprehensive loss for the year	¥ (70,693)	¥ (111,599)
Loss per share
Basic (RMB)	¥ (16.24)	¥ (40.82)
Diluted (RMB)	¥ (16.24)	¥ (40.82)